[GRAPHIC OMITTED]

------------------------------------------------------
COLONIAL INTERNATIONAL HORIZONS FUND SEMIANNUAL REPORT
------------------------------------------------------

April 30, 1998

                          -----------------------------
                          Not FDIC    May Lose Value
                           Insured    No Bank Guarantee
                          -----------------------------

--------------------------------------------------------------------------------

                 COLONIAL INTERNATIONAL HORIZONS FUND HIGHLIGHTS
                        NOVEMBER 1, 1997 - APRIL 30, 1998

INVESTMENT OBJECTIVE: Colonial International Horizons Fund seeks preservation of capital purchasing power and long-term growth.

THE FUND IS DESIGNED TO OFFER:
   o Preservation of purchasing power
   o Growth potential
   o Diversification to help reduce risk

PORTFOLIO MANAGER COMMENTARY: "The Fund continued to invest in stocks that help shield investors from inflation. We shifted our emphasis from natural resource stocks to diversified, international stocks. These diversified stocks are non-cyclical in nature which should offer investors increased protection from inflation along with greater prospects for long-term growth. We believe that increased diversification may shelter investors from weak commodity prices in the wake of the Asian currency crisis."

                                                                     -- Gita Rao

                COLONIAL INTERNATIONAL HORIZONS FUND PERFORMANCE

                                                Class A     Class B     Class C
Inception dates                                  6/8/92      6/8/92      8/1/97
--------------------------------------------------------------------------------
Six-month distributions declared per share        $2.74        $2.66      $2.71
--------------------------------------------------------------------------------
Six-month total returns, assuming                10.37%       10.05%     10.20%
reinvestment of all distributions
and no sales charge or contingent
deferred sales charge (CDSC)
--------------------------------------------------------------------------------
Net asset values per share on 4/30/98            $13.76       $13.60     $13.73

TOP FIVE HOLDINGS                          TOP FIVE COUNTRIES
(as of 4/30/98)                            (as of 4/30/98)
-------------------------------------      ------------------------------------
1. Eridania Beghin-Say, SA. ...  1.2%      1. United Kingdom ...........  13.1%
2. Jeronimo Martins, SGPS, SA .  1.1%      2. Japan ....................  12.8%
3. Saga Petroleum ASA .........  1.1%      3. France ...................   9.2%
4. Kao Corp.. .................  1.1%      4. Germany ..................   6.7%
5. Bass PLC ...................  1.1%      5. Italy ....................   6.5%

Holding and country breakdowns are calculated as a percentage of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or invest in these countries in the future.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

                                                     ---------------------------

                                                     [Photo of Harold W. Cogger]

                                                     ---------------------------

I am pleased to present the semiannual report for Colonial International Horizons Fund. This report reflects on the investment environment for the six months ended April 30, 1998, and on the performance of your Fund.

Markets in the Pacific Rim continued to dominate headlines during the early part of the period as the currency crisis in Southeast Asia generated a negative spillover effect on many stock markets worldwide. During the "sorting out" period, the portfolio's core natural resource stocks experienced lower prices as investors worried that declining demand and depressed currencies in Asia would lead to a global decline in economic activity. However, the Fund's increased emphasis on a diversified portfolio of established non-U.S. companies may have served to stabilize returns and shield investors from some of this volatility. During the second half of the period, many global markets recovered and went on to post strong gains, particularly in Europe and the U.S.

Our managers particularly like European markets, which they believe will benefit from the coming economic unification. As of January 1, 1999, 11 European economies and capital markets will begin to behave as a single unit. An economy that is similar in size and greater in population than the U.S. will be formed, offering investors many new opportunities.

In addition to providing attractive growth prospects, an international fund offers the opportunity to diversify your core portfolio. World stock markets do not always move in step with the domestic stock market, and international markets can provide opportunities to outperform the U.S. market. Looking ahead, economic growth prospects worldwide remain attractive and point to opportunities for future gains.

The following report will provide you with specific information on your Fund's performance as well as an in-depth report from your portfolio manager. Thank you for giving us the opportunity to serve your investment needs.

    Respectfully,

/s/ Harold W. Cogger

    Harold W. Cogger
    President
    June 9, 1998

Because market conditions change frequently, there can be no assurance that the trends described will continue.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PORTFOLIO MANAGEMENT REPORT

GITA RAO is portfolio manager of Colonial International Horizons Fund and vice president of Colonial Management Associates, Inc. NICOLAS GHAJAR is an associate portfolio manager for the Fund.

VOLATILE INVESTMENT ENVIRONMENT HIGHLIGHTED BENEFITS OF DIVERSIFICATION Investors continued to focus on the economies of the Pacific Rim during the period as a Thai currency collapse last summer resulted in currency devaluations throughout the region. During the first part of the period, shaken investor confidence and the "Asian flu" spread to stock markets worldwide. Commodity-oriented stocks such as natural resources and basic materials were particularly hard hit as a result of declining Asian demand for building materials, weakening currencies and increased fears of a global economic slowdown. While the Fund continued to hold a core of natural resource stocks, they represented a smaller proportion of the Fund's assets than in previous periods because assets had been reallocated to other sectors and countries worldwide. This reallocation increased the Fund's diversification. For example, we added to our holdings in France, the U.K., Sweden, the Netherlands and Germany, all countries with good prospects that we expect will benefit from regional and worldwide growth trends. We also added to our investments in consumer-oriented sectors such as food processors and distributors. These sectors have historically been less sensitive to currency and interest rate movements.

ATTRACTIVE VALUES FOUND IN EUROPEAN STOCKS
We increased our investments in Europe, a region with promising growth prospects resulting from the upcoming European Monetary Union (EMU). We expect that European unity will allow companies to become more effective global competitors as opportunities for industry consolidation increase. We also believe that unity may force widespread corporate restructuring, increasing efficiency and enhancing shareholder values.

CORE NATURAL RESOURCE PORTFOLIO FOCUSED ON DIVERSIFIED ENERGY COMPANIES
The natural resource segment of the portfolio focused on well-diversified energy companies that have reduced their sensitivity to oil price volatility. The energy companies represented in the portfolio share certain characteristics -- they are large, well-capitalized, vertically integrated and financially well-managed. In addition, they operate globally, decreasing their dependence on a single, local economy.

PERFORMANCE HELD BACK BY UNDERPERFORMING SECTOR
For the six-month period the Fund generated a total return of 10.37% for Class A shares, based on net asset value. The portfolio's core natural resource component did not perform well as a result of the Asian currency crisis that resulted in temporary worldwide deflation and declining commodity prices. During the period, the Fund continued to reduce its exposure to this sector. These assets were reallocated to sectors and countries that we believe offer better opportunities for share price appreciation.

CONTINUED OPPORTUNITIES EXPECTED IN EUROPE
We will continue to focus on country and sector diversification as we believe the Fund's increased diversity will aid in protecting shareholders from large swings in share prices. We expect to capitalize on investment opportunities in Europe as a result of the impending EMU. This union offers shareholders a way to participate in a historical market expansion and increased global demand for goods and services.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        COLONIAL INTERNATIONAL HORIZONS FUND'S INVESTMENT PERFORMANCE VS.
                 MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (GDP)
                Change in Value of $10,000 from 6/30/92 - 4/30/98

                       Class A Shares based on NAV and POP

                                                               MSCI
As of Date                     NAV              POP          EAFE (GDP)
-------------                 ------          ------         ----------
June 30, 1992                 10,000          10,000          10,000
July 31, 1992                 10,268           9,678           9,646
August 31, 1992               10,040           9,462          10,126
September 30, 1992            10,010           9,434           9,754
October 30, 1992               9,682           9,125           9,358
November 30, 1992              9,285           8,751           9,404
December 31, 1992              9,432           8,889           9,402
January 29, 1993               9,422           8,880           9,511
February 26, 1993              9,852           9,286           9,844
March 31, 1993                10,513           9,909          10,516
April 30, 1993                11,044          10,409          11,485
May 28, 1993                  11,685          11,013          11,664
June 30, 1993                 11,626          10,957          11,462
July 30, 1993                 12,128          11,431          11,807
August 31, 1993               12,219          11,516          12,673
September 30, 1993            11,716          11,043          12,407
October 29, 1993              12,219          11,516          12,748
November 30, 1993             11,897          11,213          11,732
December 31, 1993             12,616          11,891          12,558
January 31, 1994              13,308          12,543          13,518
February 28, 1994             12,871          12,130          13,444
March 31, 1994                12,575          11,852          13,251
April 29, 1994                12,647          11,920          13,920
May 31, 1994                  12,942          12,198          13,601
June 30, 1994                 12,701          11,971          13,594
July 29, 1994                 13,059          12,308          13,910
August 31, 1994               13,427          12,655          14,146
September 30, 1994            13,417          12,645          13,648
October 31, 1994              13,458          12,684          14,063
November 30, 1994             12,394          11,682          13,437
December 30, 1994             12,499          11,781          13,538
January 31, 1995              11,850          11,168          13,192
February 28, 1995             12,238          11,534          13,177
March 31, 1995                12,730          11,998          13,773
April 28, 1995                13,149          12,393          14,389
May 31, 1995                  13,348          12,581          14,250
June 30, 1995                 13,449          12,676          14,091
July 31, 1995                 13,985          13,181          15,012
August 31, 1995               13,848          13,052          14,385
September 29, 1995            13,712          12,923          14,556
October 31, 1995              13,070          12,319          14,134
November 30, 1995             13,628          12,844          14,432
December 29, 1995             14,132          13,320          15,049
January 31, 1996              14,598          13,758          15,240
February 29, 1996             14,708          13,863          15,286
March 29, 1996                15,262          14,385          15,489
April 30, 1996                15,605          14,708          15,971
May 31, 1996                  15,617          14,719          15,735
June 28, 1996                 15,305          14,425          15,859
July 31, 1996                 14,539          13,703          15,403
August 30, 1996               15,139          14,268          15,395
September 30, 1996            15,327          14,446          15,818
October 31, 1996              15,905          14,991          15,645
November 29, 1996             16,749          15,786          16,313
December 31, 1996             17,047          16,067          16,197
January 31, 1997              17,304          16,309          15,892
February 28, 1997             16,815          15,848          16,003
March 31, 1997                16,705          15,744          16,308
April 30, 1997                16,741          15,779          16,268
May 30, 1997                  18,014          16,978          17,115
June 30, 1997                 18,674          17,600          18,134
July 31, 1997                 19,546          18,423          18,534
August 29, 1997               18,662          17,589          17,204
September 30, 1997            19,952          18,805          18,309
October 31, 1997              18,748          17,670          16,956
November 28, 1997             18,084          17,045          16,887
December 31, 1997             18,061          17,022          17,132
January 30, 1998              18,331          17,277          18,022
February 27, 1998             19,249          18,142          19,058
March 31, 1998                20,452          19,276          20,096
April 30, 1998                20,692          19,503          20,398

                          VALUE OF A $10,000 INVESTMENT
                            MADE ON 6/8/92 AT 4/30/98

--------------------------------------------------------------------------------
             CLASS A                   CLASS B                   CLASS C
         NAV         POP           NAV       W/CDSC           NAV      W/CDSC
--------------------------------------------------------------------------------
      $20,837      $19,639       $19,944     $19,844        $19,967     $19,967

                          AVERAGE ANNUAL TOTAL RETURNS
                                  AS OF 4/30/98
--------------------------------------------------------------------------------
                    CLASS A SHARES        CLASS B SHARES      CLASS C SHARES
Inception                6/8/92               6/8/92               8/1/97
                     NAV      POP         NAV      w/CDSC      NAV     w/CDSC
--------------------------------------------------------------------------------
1 YEAR              23.60%   16.49%      22.81%    17.81%    22.95%    21.95%
--------------------------------------------------------------------------------
5 YEARS             13.38    12.05       12.56     12.31     12.58     12.58
--------------------------------------------------------------------------------
LIFE                13.25    12.12       12.42     12.32     12.44     12.44
--------------------------------------------------------------------------------


Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charge or contingent deferred sales charges (CDSC). Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. The CDSC returns reflect charges of 5% for one year, 2% for five years and 1% since inception for Class B shares and 1% for one year for Class C shares. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class C share performance information includes returns of the Fund's Class B shares (the oldest existing fund class) for periods prior to its inception date. These Class B share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class B shares and Class C shares.

The Morgan Stanley Capital International EAFE (GDP) Index is an unmanaged index that tracks the performance of international stocks. Unlike mutual funds, an index does not incur fees or charges and it is not possible to invest in an index.

--------------------------------------------------------------------------------

                         INVESTMENT PORTFOLIO
               APRIL 30, 1998 (UNAUDITED, IN THOUSANDS)

COMMON STOCKS - 96.5%                            COUNTRY   VALUE       SHARES
--------------------------------------------------------------------------------
AGRICULTURE, FORESTRY & FISHING  - 0.4%
  AGRICULTURE - CROPS - 0.4%
  Tabacalera S.A                                      Sp        13      $   269
                                                                        -------
--------------------------------------------------------------------------------
CONSTRUCTION - 1.9%
  BUILDING CONSTRUCTION - 0.5%
  Sulzer AG                                           Sz                    304
                                                                        -------

  HEAVY CONSTRUCTION-NON BUILDING CONSTRUCTION - 0.8%
  Hyder PLC                                           UK        28          450
                                                                        -------

  SPECIAL TRADE CONTRACTORS - 0.6%
  Kinden Corp.                                        Ja        32          418
                                                                        -------
--------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 23.6%
  DEPOSITORY INSTITUTIONS - 14.8%
  Allied Irish Bank                                   Ir        32          438
  Banca Nazionale del Lavoro                          It         9          266
  Banco Comercial Portugues S.A                       Pt        10          346
  Banco Popolare di Milano (BPM)                      It        18          160
  Banco Popular Espanol SA                            Sp         4          291
  Banco Totta & Acores S.A                            Pt        11          414
  Bank of Montreal                                    Ca         5          289
  Bayerische Hypotheken - Und Wechsel Bank            G          6          328
  Cie Financiere de Paribas                           Fr         6          592
  Commerzbank AG                                      G          8          304
  Corporacion Bancaria de Espana SA                   Sp         6          508
  Credito Italiano                                    It        41          212
  Den Norske Bank ASA                                 No        57          299
  Grupo Financiero Banamex Accival, S.A. de CV
    (Banacci)                                         Mx       115          355
  Merita Ltd., Class A (a)                            Fi        88          588
  National Westminster Bank PLC                       UK        15          300
  Royal Bank of Scotland Group PLC                    UK        17          262
  Skandinaviska Enskilda Banken                       Sw        24          392
  Standard Chartered PLC                              UK        23          352
  Svenska Handelsbanken                               Sw         8          363
  The Bank of Tokyo Mitsubishi                        Ja        33          407
  The Sanwa Bank Ltd.                                 Ja        28          247
  UBS-Union Bank of Switzerland                       Sz       (b)          467
  Unidanamark A/S  (a)                                De         4          344
  Westpac Banking Corp.                               Au        68          452
                                                                        -------
                                                                          8,976
                                                                        -------
  HOLDING COMPANIES - 0.5%
  Fortis Amev NV                                      Ne         5          286
                                                                        -------

  INSURANCE CARRIERS - 2.8%
  AXA                                                 Fr         3          392
  Allianz AG                                          G          1          277
  Royal & Sun Alliance Insurance Group PLC            UK        28          313
  Toro Assicurazioni                                  It        16          280
  Zurich Versicherungs-Gesellschaft                   Sz         1          426
                                                                        -------
                                                                          1,687
                                                                        -------

  INVESTMENT COMPANIES - 2.7%
  Chile Fund, Inc.                                    Ch        15          241
  G.T. Global Eastern Europe Fund                     G         30          358
  Irish Investment Fund, Inc.                         Ir        21          507
  Templeton Dragon Fund, Inc.                         PR        48          521
                                                                        -------
                                                                          1,627
                                                                        -------

  NONDEPOSITORY CREDIT INSTUTIONS - 1.9%
  Nichiei Co., Ltd.                                   Ja         5          416
  Promise Co., Ltd.                                   Ja         8          404
  Shohkoh Fund                                        Ja         1          316
                                                                        -------
                                                                          1,136
                                                                        -------

  REAL ESTATE - 0.9%
  New World Development Co., Ltd.                     HK        85          242
  Swire Pacific Ltd., Series A                        HK        55          275
                                                                        -------
                                                                            517
                                                                        -------
--------------------------------------------------------------------------------
MANUFACTURING - 43.4%
  CHEMICALS & ALLIED PRODUCTS - 8.4%
  Akzo Nobel NV                                       Ne         2          488
  BASF AG                                             G          7          305
  Bayer AG                                            G          5          233
  E.I. DuPont De Nemours & Co.                                   7          502
  Kao Corp.                                           Ja        44          644
  Kemira Oy                                           Fi        21          227
  Medeva PLC                                          UK       190          564
  Norsk Hydro AS                                      No         4          214
  Novartis                                            Sz       (b)          413
  Rhone Poulenc, Class A                              Fr         6          311
  Roche Holding AG                                    Sz       (b)          253
  Yamanouchi Pharmaceutical Co.                       Ja        19          447
  Zeneca Group PLC                                    UK        12          517
                                                                        -------
                                                                          5,118
                                                                        -------
  COMMUNICATIONS EQUIPMENT - 2.7%
  Matsushaita Electric Industrial Co.                 Ja        25          399
  Racal Electronics PLC                               UK        67          374
  Sony Corp.                                          Ja         6          497
  Ericsson (LM)  ADR                                  Sw         7          379
                                                                        -------
                                                                          1,649
                                                                        -------

  ELECTRONIC COMPONENTS - 1.7%
  Alcatel Alsthom (Cie Gen El)                        Fr         3          558
  TDK Corp.                                           Ja         6          472
                                                                        -------
                                                                          1,030
                                                                        -------

  FABRICATED METAL - 0.5%
  Amcor Ltd.                                          Au        66          297
                                                                        -------

  FOOD & KINDRED PRODUCTS - 7.2%
  Bass PLC                                            UK        20          623
  Bass PLC Class B                                    UK        33           30
  Coca-Cola Femsa S.A                                 Mx        16          277
  Eridania Beghin-Say SA                              Fr         3          713
  Groupe Danone                                       Fr         2          359
  Kesko Oyj                                           Fi        18          282
  Montedison SPA                                      It       318          401
  Nestle AG                                           Sz       (b)          436
  Parmalat Finanziara SPA                             It       150          335
  Unigate PLC                                         UK        43          521
  Unilever NV                                         Ne         5          367
                                                                        -------
                                                                          4,343
                                                                        -------

  HOUSEHOLD APPLIANCES - 0.6%
  Electrolux AB, Series B                             Sw         4          353
                                                                        -------

  LEATHER - 0.4%
  Yue Yuen Industrial Holdings                        HK       132          255
                                                                        -------

  MACHINERY & COMPUTER EQUIPMENT - 3.9%
  Canon, Inc.                                         Ja        18          424
  Fujitsu Ltd.                                        Ja        41          477
  Mannesmann AG                                       G          1          476
  Oerlikon-Buehrle Holding AG                         Sz         2          367
  Siebe PLC                                           UK        27          603
                                                                        -------
                                                                          2,346
                                                                        -------

  MEASURING & ANALYZING INSTRUMENTS - 1.1%
  Fuji Photo Film Co., Ltd.                           Ja        11          390
  Incentive AB Class A                                Sw         3          310
                                                                        -------
                                                                            700
                                                                        -------

  MISCELLANEOUS MANUFACTURING - 0.5%
  Polygram NV                                         Ne         7          276
                                                                        -------

  PAPER PRODUCTS - 2.2%
  Jefferson Smurfit Group PLC                         Ir        98          360
  Mo och Domsjo AB. Class B (a)                       Sw         9          279
  Royal Koninklijke PT Nederland NV                   Ne         6          320
  Svenska Cellulosa AB, Class B                       Sw        13          383
                                                                        -------
                                                                          1,342
                                                                        -------

  PETROLEUM REFINING - 5.3%
  British Petroleum Co., PLC                          UK         6          597
  Chevron Corp.                                                  3          281
  ENI                                                 It        45          302
  Mobil Corp.                                                    6          497
  Omv Handels AG                                      Aus        2          360
  Petro-Canada                                        Ca        19          321
  Repsol SA                                           Sp         8          416
  Royal Dutch Petroleum Co.                           Ne         8          447
                                                                        -------
                                                                          3,220
                                                                        -------

  PRIMARY METAL - 0.6%
  Pirelli SPA                                         It       101          334
                                                                        -------

  PRINTING & PUBLISHING - 0.6%
  Mondadori (Arnoldo) Editore SPA                     It        30          339
                                                                        -------

  RUBBER & PLASTIC - 1.0%
  Bridgestone Corp.                                   Ja        13          295
  Michelin Class B                                    Fr         5          304
                                                                        -------
                                                                            599
                                                                        -------

  STONE, CLAY, GLASS & CONCRETE - 3.5%
  CRH PLC                                             Ir        23          327
  Cemex, S.A                                          Mx        87          434
  Cimentos de Portugal SA                             Pt        10          362
  Hanson PLC                                          UK        80          472
  Holderbank Financiere Glaris AG                     Sz       503
                                                                        -------
                                                                          2,098
                                                                        -------

  TOBACCO PRODUCTS - 0.7%
  B.A.T. Industries PLC                               UK        45          424
                                                                        -------

  TRANSPORTATION EQUIPMENT - 2.5%
   Honda Motor Co. Ltd.                               Ja        12          433
   Toyota Motor Corporation                           Ja        11          286
   Volkswagen Ag                                      G          1          517
   Volvo AB                                           Sw        10          295
                                                                        -------
                                                                          1,531
                                                                        -------
--------------------------------------------------------------------------------
MINING & ENERGY - 4.4%
  CRUDE PETROLEUM & NATURAL GAS - 1.1%
  Saga Petroleum ASA                                  No        33          652
                                                                        -------

  GOLD & SILVER MINING - 0.6%
  American Barrick Resources Corp.                    Ca        18          396
                                                                        -------

  METAL MINING - 0.7%
  Franco-Nevada Mining Corp. Ltd                      Ca        17          411
                                                                        -------

  OIL & GAS EXTRACTION - 1.2%
  YPF SA ADR                                          Ar        11          390
  Pioneer International Ltd.                          Au       132          376
                                                                        -------
                                                                            767
                                                                        -------

  OIL & GAS FIELD SERVICES - 0.8%
  Petroleum Geo-Services                              No         7          454
                                                                        -------
--------------------------------------------------------------------------------
RETAIL TRADE - 6.9%
  APPAREL & ACCESORIES STORES - 0.5%
  Hennes & Mauritz AB                                 Sw         6          323
                                                                        -------

  AUTO DEALERS & GAS STATIONS - 0.8%
  Arriva PLC                                          UK        64          450
                                                                        -------

  FOOD STORES - 4.3%
  IFIL Finanziaria di Partecipazioni SPA              It        68          339
  Jeronimo Martins, SGPS, S.A                         Pt        14          654
  Koninklijke Ahold NV                                Ne        10          296
  Tesco PLC                                           UK        34          318
  Valora Holding AG                                   Sz         2          437
  Vendex International NV                             Ne         8          519
                                                                        -------
                                                                          2,564
                                                                        -------

  MISCELLANEOUS RETAIL - 0.7%
  Pinault-Printemps SA                                Fr         1          447
                                                                        -------

  RESTAURANTS - 0.6%
  TelePizza S.A                                       Sp         3          388
                                                                        -------

SERVICES - 4.5%
  COMPUTER RELATED SERVICES - 1.5%
  Cap Gemini S.A.                                     Fr         5          609
  Orix Corporation                                    Ja         4          275
                                                                        -------
                                                                            884
                                                                        -------

  COMPUTER SOFTWARE - 2.2%
  Baan Co., N.V                                       Ne         7          293
  Computer 2000 AG                                    G          1          379
  Dassault Systemes S.A                               Fr         8          305
  SAP AG                                              G          1          355
                                                                        -------
                                                                          1,333
                                                                        -------

  HOTELS, CAMPS & LODGING - 0.8%
  Accor SA                                            Fr         2          512
                                                                        -------
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 11.4%
  BROADCASTING - 0.5%
  Mediaset SPA                                        It        48          311
                                                                        -------

  ELECTRIC SERVICES - 0.6%
  Empresa Nacional De Electricidad                    Sp        15          375
                                                                        -------

  SANITARY SERVICES - 1.2%
  Severn Trent Water PLC                              UK        29          461
  Wessex Water PLC                                    UK        31          253
                                                                        -------
                                                                            714
                                                                        -------

  TELECOMMUNICATION - 7.7%
  France Telecom S.A                                  Fr         8          448
  Hong Kong Telecommunications Ltd.                   HK       146          281
  Nippon Telegraph & Telephone Corp.                  Ja       (b)          524
  Oy Nokia Ab, Class K                                Fi         8          532
  Portugal Telecom S.A                                Pt         7          349
  Telecel-Comunicacaoes Pessoais, SA                  Pt         3          448
  Telecom Italia Mobile (TIM) SPA                     It        85          484
  Telecom Italia SPA                                  It        21          155
  Telecomunicacoes Brasileiras SA                     Bz         4          487
  Telefonica De Argentina S.A                         Ar         7          285
  Telefonica de Espana                                Sp         3          350
  Telefonos de Mexico S.A                             Mx       109          306
                                                                        -------
                                                                          4,648
                                                                        -------

  TRANSPORTATION SERVICES - 0.6%
  New World Infrastructure Ltd.                       HK       150          322
                                                                        -------

  WHOLESALE TRADE - 0.8%
  Gehe AG                                             G          5          257
  VEBA AG                                             G          4          241
                                                                        -------
                                                                            497
                                                                        -------

TOTAL COMMON STOCKS (cost of $50,343)                                    58,375
                                                                        -------

PREFERRED STOCKS - 0.1%
--------------------------------------------------------------------------------
CONSTRUCTION - 0.1%
  HEAVY CONSTRUCTION-NON BUILDING CONSTRUCTION
  Hyder PLC, 7.875%  (cost of $41)                    UK        30           61
                                                                        -------

TOTAL INVESTMENTS (cost of  $50,384) - 96.5% (c)                         58,436
                                                                        -------

SHORT-TERM OBLIGATIONS - 3.2%                         PAR
---------------------------------------------------------------------
  Repurchase agreement with ABN AMRO Chicago
  Corp., dated 04/30/98, due 05/01/98 at 5.52%,
  collateralized by U.S. Treasury notes and
  bill with various maturities to 2021, market
  value $2,336 (repurchase proceeds $1,930)                 $1,930        1,930
                                                                        -------

FOWARD CURRENCY CONTRACTS - 0.0% (d)                                         (5)
--------------------------------------------------------------------------------

OTHER ASSETS & LIABILITIES, NET - 0.2%                                      127
--------------------------------------------------------------------------------

NET ASSETS - 100%                                                       $60,488
                                                                        =======

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a) Non- income producing.
(b) Rounds to less than one
(c) Cost for federal income tax purposes is a approximately the same.
(d) As of April 30, 1998, the Fund had entered into the following foward currency exchange contracts:

                                                                 Net Unrealized
                                                                  Appreciation
     Contracts            In Exchange        Settlement          (Depreciation)
     to Deliver               For               Date                 (U.S$)
--------------------------------------------------------------------------------
  DM           567       US$        316      05/04/1998                (b)
  DM           677       US$        377      05/05/1998                (b)
  IL     2,296,897       US$      1,295      05/07/1998                (1)
  PE        26,718       US$        145      05/05/1998                (b)
  SK           170       US$         22      05/04/1998                (b)
  SP        44,952       US$        295      05/05/1998                (1)
 US$           475       KB       7,934      05/07/1998                (1)
 US$         2,162       NG       1,071      05/05/1998                (b)
 US$           474       SF         317      05/05/1998                (2)
                                                                     -------
                                                                       (5)
                                                                     -------

Summary of Securities by
Country                               Country          Value         % of Total
--------------------------------------------------------------------------------
United Kingdom                           UK           $ 7,945           13.6
Japan                                    Ja             7,771           13.3
France                                   Fr             5,550            9.5
Germany                                   G             4,030            6.9
Italy                                    It             3,918            6.7
Switzerland                              Sz             3,606            6.2
Netherlands                              Ne             3,292            5.6
Sweden                                   Sw             3,077            5.3
Spain                                    Sp             2,597            4.4
Portugal                                 Pt             2,573            4.4
Ireland                                  Ir             1,632            2.8
Finland                                  Fi             1,629            2.8
Norway                                   No             1,619            2.8
Canada                                   Ca             1,417            2.4
Hong Kong                                HK             1,375            2.4
Mexico                                   Mx             1,372            2.3
United States                                           1,280            2.2
Australia                                Au             1,125            1.9
Argentina                                Ar               675            1.2
Pacific Region                           PR               521            0.9
Brazil                                   Bz               487            0.8
Austria                                 Aus               360            0.6
Denmark                                  De               344            0.6
Chile                                    Ch               241            0.4
                                                      -------          -----
                                                      $58,436          100.0
                                                      =======          =====

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.


    Acronym                         Name
  ------------              -------------------------------
      ADR                   American Depositary Receipt
      ADS                   American Depositary Shares
      GDS                   Global Depositary Shares


See notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES
                           APRIL 30, 1998 (UNAUDITED)
(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $50,384)                                   $58,436
Short-term obligations                                                  1,930
                                                                      -------
                                                                       60,366
Cash including foreign currencies (cost $362)            $  364
Receivable for:
  Investments sold                                        2,466
  Fund shares sold                                          198
  Dividends                                                 184
  Foreign tax reclaims                                       22
Other                                                         9         3,243
                                                         ------       -------
    Total Assets                                                       63,609

LIABILITIES
Payable for:
  Investments purchased                                   2,708
  Fund shares repurchased                                   407
  Unrealized depreciation on foward
       currency contracts                                     5
Accrued Deferred Trustees fees                                1
                                                         ------
    Total Liabilities                                                   3,121
                                                                      -------

NET ASSETS                                                            $60,488
                                                                      =======

Net asset value & redemption price per share -
Class A ($34,345/2496)                                                $ 13.76
                                                                      =======
Maximum offering price per share - Class A
($13.76/0.9425)                                                       $ 14.60(a)
                                                                      =======
Net asset value & offering price per share -
Class B ($25,797/1,897)                                               $ 13.60(b)
                                                                      =======
Net asset value & offering price per share -
Class C ($346/25)                                                     $ 13.73(b)
                                                                      =======

COMPOSITION OF NET ASSETS
Capital paid in                                                       $47,083
Overdistributed net investment income                                     (25)
Accumulated net realized gain                                           5,385
Net unrealized appreciation (depreciation) on:
  Investments                                                           8,052
  Foreign currency transactions                                            (7)
                                                                      -------
                                                                      $60,488
                                                                      =======
(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                            STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED APRIL 30, 1998
                                  (UNAUDITED)
(in thousands)
INVESTMENT INCOME
Dividends                                                                $  495
Interest                                                                    134
                                                                         ------
     Total investment income (net of nonreclaimable
     foreign taxes withheld at source which
     amounted to $62)                                                       629

EXPENSES
Management fee                                           $    218
Service fee                                                    73
Distribution fee - Class B                                     93
Distribution fee - Class C                                      1
Transfer agent                                                 95
Bookkeeping fee                                                15
Registration fee                                               16
Custodian fee                                                  19
Audit fee                                                      16
Trustees fee                                                    9
Reports to shareholders                                         5
Legal fee                                                       2
Other                                                           5           567
                                                         --------        ------
       Net Investment Income                                                 62
                                                                         ------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
Investments                                                 5,424
Foreign currency transactions                                 (57)
                                                         --------
    Net Realized Gain                                                     5,367
Change in net unrealized appreciation (depreciation) during
the period on:
Investments                                                   156
Foreign currency transactions                                  (5)
                                                         --------
    Net Change in Unrealized Appreciation                                   151
                                                                         ------
       Net Gain                                                           5,518
                                                                         ------
 Increase in Net Assets from Operations                                  $5,580
                                                                         ======


See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                                                      (Unaudited)
                                                   Six months ended   Year ended
(in thousands)                                         April 30       October 31
                                                   ----------------   ----------
INCREASE (DECREASE) IN NET ASSETS                        1998            1997(a)
Operations:
Net investment income                                  $     62        $    222
Net realized gain                                         5,367          11,224
Net unrealized appreciation (depreciation)                  151          (1,087)
                                                       --------        --------
    Net Increase from Operations                          5,580          10,359
Distributions:
From net investment income - Class A                       (187)            (73)
In excess of net investment income - Class A                 (6)           --
From net realized gains - Class A                        (6,412)         (3,435)
From net realized gains - Class B                        (4,631)         (2,522)
From net realized gains - Class C                           (30)           --
                                                       --------        --------
                                                         (5,686)          4,329
                                                       --------        --------
Fund Share Transactions:
Receipts for shares sold - Class A                       17,549          61,284
Value of distributions reinvested - Class A               5,370           2,968
Cost of shares repurchased - Class A                    (19,889)        (68,973)
                                                       --------        --------
                                                          3,030          (4,721)
                                                       --------        --------
Receipts for shares sold - Class B                        3,855          12,423
Value of distributions reinvested - Class B               4,123           2,056
Cost of shares repurchased - Class B                     (6,642)        (14,766)
                                                       --------        --------
                                                          1,336            (287)
                                                       --------        --------
Receipts for shares sold - Class C                          212             107
Value of distributions reinvested - Class C                  31            --
                                                       --------        --------
                                                            243             107
                                                       --------        --------
Net Increase (Decrease) from Fund
  Share Transactions                                      4,609          (4,901)
                                                       --------        --------
        Total Decrease                                   (1,077)           (572)
NET ASSETS
Beginning of period                                      61,565          62,137
                                                       --------        --------
End of period (net of overdistributed and
 including underdistributed net investment
 income of $25 and $182, respectively)                 $ 60,488        $ 61,565
                                                       ========        ========

(a) Class C shares were initially offered on August 1, 1997 Statement of Changes in Net Assets continued on following page

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS - CONT.

                                                      (Unaudited)
                                                   Six months ended   Year ended
                                                       April 30       October 31
                                                   ----------------   ----------
(in thousands)                                           1998           1997(a)
Sold - Class A                                            1,258        4,043
Issued for distributions reinvested - Class A               439          222
Repurchased - Class A                                    (1,472)      (4,554)
                                                         ------       ------
                                                            225         (289)
                                                         ------       ------
Sold - Class B                                              289          851
Issued for distributions reinvested - Class B               340          154
Repurchased - Class B                                      (511)      (1,017)
                                                         ------       ------
                                                            118          (12)
                                                         ------       ------
Sold - Class C                                               16            7
Issued for distributions reinvested - Class C                 2         --
                                                         ------       ------
                                                             18            7
                                                         ------       ------

(a) Class C shares were initially offered on August 1, 1997

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                           APRIL 30, 1998 (UNAUDITED)

NOTE 1. INTERIM FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
 In the opinion of management of Colonial International Horizons Fund (the
 Fund), a series of Colonial Trust III, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at April 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION: The Fund is a non-diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's investment objective is to seek preservation of capital purchasing power and long-term growth. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B, and Class C. Class A shares are sold with a front-end sales charge and Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and a continuing distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B and Class C net investment income per share data reflects the distribution fee applicable to Class B and Class C shares only.

Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS: Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Forward currency contracts: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, the actual exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonreclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 3.  FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.75% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.25% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Effective October 1, 1997 and continuing through September 1998, the Transfer Agent fee will be reduced by 0.0012% in cumulative monthly increments, resulting in a decrease in the fee from 0.25% to 0.236% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Financial Investments, Inc., (the Distributor), a subsidiary of the Adviser, is the Fund's principal underwriter. For the six months ended April 30, 1998, the Fund has been advised that the Distributor retained net underwriting discounts of $2,815 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $56,488 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 4.  PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the six months ended April 30, 1998, purchases and sales of investments, other than short-term obligations, were $21,258,942 and $15,375,819, respectively.

Unrealized appreciation (depreciation) at April 30, 1998, based on cost of investments for federal income tax purposes was:

              Gross unrealized appreciation     $ 9,261,558
              Gross unrealized depreciation      (1,209,828)
                                                -----------
                  Net unrealized appreciation   $ 8,051,730
                                                ===========

OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4.  LINE OF CREDIT
--------------------------------------------------------------------------------
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended April 30, 1998.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                       (Unaudited)
                                                 Six months ended April 30
                                     -----------------------------------------------
                                                              1998
                                     Class A             Class B             Class C
                                     -------             -------             -------
Net asset value -
  Beginning of period                $15.260             $15.070             $15.220
                                     -------             -------             -------
INCOME FROM
  INVESTMENT OPERATIONS:
Net investment income (loss) (a)       0.035              (0.014)             (0.013)
Net realized and
  unrealized gain (loss)               1.205               1.204               1.231
                                     -------             -------             -------
  Total from Investment
     Operations                        1.240               1.190               1.218
                                     -------             -------             -------
LESS DISTRIBUTIONS
  DECLARED TO SHAREHOLDERS:
Net investment income                 (0.078)               --                (0.048)
In excess of net investment income    (0.002)               --                  --
From net realized gains               (2.660)             (2.660)             (2.660)
                                     -------             -------             -------
  Total Distributions Declared
     to Shareholders                  (2.740)             (2.660)             (2.708)
                                     -------             -------             -------
Net asset value -
  End of period                      $13.760             $13.600             $13.730
                                     =======             =======             =======
Total return (d)                      10.37%(e)           10.05%(e)           10.20%(e)
                                     =======             =======             =======

RATIOS TO AVERAGE NET ASSETS
Expenses (f)                           1.62%(g)            2.37%(g)            2.37%(g)
Net investment income (f)              0.54%(g)          (0.21)%(g)          (0.21)%(g)
Portfolio turnover                       71%(e)              71%(e)              71%(e)
Average commision rate               $0.0164             $0.0164             $0.0164
Net assets at end
  of period (000)                    $34,345             $25,797             $   346

(a) Per share data was calculated using average shares outstanding during the period.
(b) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date
(c) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g) Annualized.

                          FINANCIAL HIGHLIGHTS - CONT.

   Selected data for a share of each class outstanding throughout each period are as follows:

                                   Year ended October 31
                          --------------------------------------
                                          1997
                          Class A       Class B       Class C  (b)
                          -------       -------       -------

                          $14.320       $14.230       $15.910
                          -------       -------       -------


                            0.098        (0.011)       (0.017)

                            2.296         2.275        (0.(c))
                          -------       -------       -------

                            2.394         2.264        (0.690)
                          -------       -------       -------


                           (0.030)        -             -
                            -             -             -
                           (1.424)       (1.424)        -
                          -------       -------       -------

                           (1.454)       (1.424)        -
                          -------       -------       -------

                          $15.260       $15.070       $15.220
                          =======       =======       =======
                           17.87%        16.98%        (4.(e)%
                          =======       =======       =======


                            1.62%         2.37%         2.(g)
                            0.67%        (0.08)%       (0.(g)%
                              67%           67%           67%
                          $0.0242       $0.0242       $0.0242

                          $34,645       $26,817         $ 103

                          FINANCIAL HIGHLIGHTS - CONT.
Selected data for a share of each class outstanding throughout each period are as follows:

                                             Year ended October 31
                             ---------------------------------------------
                                          1996                   1995
                                  Class A     Class B     Class A     Class B
                                  -------     -------     -------    -------
Net asset value -
  Beginning of period             $12.430     $12.380     $13.160    $13.110
                                  -------     -------     -------    -------
INCOME FROM
  INVESTMENT OPERATIONS:
Net investment income (loss) (a)    0.075      (0.026)      0.102       0.009
Net realized and
 unrealized gain (loss)             2.525       2.506      (0.496)     (0.489)
                                  -------     -------     -------    -------
  Total from Investment
     Operations                     2.600       2.480      (0.394)     (0.480)
                                  -------     -------     -------    -------
LESS DISTRIBUTIONS
  DECLARED TO SHAREHOLDERS:
From net
investment income                  (0.080)      -          (0.106)     (0.020)
From net realized gains            (0.630)     (0.630)     (0.230)     (0.230)
                                  -------     -------     -------    -------
  Total Distributions Declared
     to Shareholders               (0.710)     (0.630)     (0.336)     (0.250)
                                  -------     -------     -------    -------
Net asset value -
  End of period                   $14.320     $14.230     $12.430    $12.380
                                  =======     =======     =======    =======
Total return (b)                   21.69%      20.70%     (2.88)%     (3.56)%
                                  =======     =======     =======    =======

RATIOS TO AVERAGE NET ASSETS
Expenses                            1.61%(c)    2.36%(c)    1.66%(c)    2.41%(c)
Net investment income               0.56%(c)  (0.19)%(c)    0.82%(c)    0.07%(c)
Portfolio turnover                    84%         84%         65%         65%
Average
 commission rate (d)              $0.0268     $0.0268         -           -
Net assets at end
 of period (000)                  $36,655     $25,482     $31,297    $20,931

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                          FINANCIAL HIGHLIGHTS - CONT.

                             Year ended October 31
                  -------------------------------------------
                         1994                    1993
                  Class A     Class B     Class A     Class B
                  -------     -------     -------     -------

                  $12.160     $12.130     $ 9.750     $ 9.720
                  -------     -------     -------     -------


                    0.114       0.019       0.099       0.018

                    1.104       1.097       2.429       2.431
                  -------     -------     -------     -------

                    1.218       1.116       2.528       2.449
                  -------     -------     -------     -------



                   (0.118)     (0.036)     (0.118)     (0.039)
                   (0.100)     (0.100)        -           -
                  -------     -------     -------     -------

                   (0.218)     (0.136)     (0.118)     (0.039)
                  -------     -------     -------     -------

                  $13.160     $13.110     $12.160     $12.130
                  =======     =======     =======     =======
                   10.14%       9.28%      26.20%      25.30%
                  =======     =======     =======     =======


                    1.70%       2.45%       1.88%       2.63%
                    0.90%       0.15%       0.92%       0.17%
                      15%         15%         14%         14%

                      -           -           -           -

                  $36,830     $22,458     $31,098     $ 7,179

                              HOW TO REACH COLONIAL
                               BY PHONE OR BY MAIL

BY TELEPHONE
CUSTOMER CONNECTION - 1-800-345-6611

For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information .......... press [1]

For account information ........................................... press [2]

To speak to a service representative .............................. press [3]

For yield and total return information ............................ press [4]

For duplicate statements or new supply of checks .................. press [5]

To order duplicate tax forms and year-end statements .............. press [6]
(February through May)

To review your options at any time during your call ............... press [*]

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

COLONIAL TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737

To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

LITERATURE - 1-800-426-3750
To request literature on any fund distributed by Liberty Financial Investments, call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL
COLONIAL INVESTORS SERVICE CENTER, INC.
P.O. BOX 1722
BOSTON, MA 02105-1722

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Your fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Colonial Investors Service Center directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Financial Investments, by phone or mail.

EASY ACCESS TO YOUR MONEY(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Financial Investments of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Fund account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Financial Investments. Minimum for each transfer is $100.

RETIREMENT PLANS: Choose from a broad range of retirement plans, including IRAs.

(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

LIBERTY FINANCIAL INVESTMENTS INVESTOR OPPORTUNITIES: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial International Horizons Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611


Colonial International Horizons Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial International Horizons Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of Liberty Financial Investments' Performance Update.

--------------------------------------------------------------------------------

                                    TRUSTEES

ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

ROBERT L. SULLIVAN
Retired Partner, KPMG Peat Marwick LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

[logo] LIBERTY FINANCIAL INVESTMENTS, INC. (C)1998
       Distributor for Colonial Funds, Stein Roe Advisor Funds and Newport Funds One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
       Visit us at www.libertyfunds.com

                                                   HZ-03/339F-0498 (6/98) 98/583

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